Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.72

                                 AMENDMENT NO. 6
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                         EFFECTIVE AS OF: JULY 31, 2002

         This Amendment No. 6 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement") is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

         WHEREAS, the purpose of this Amendment to the Agreement is to revise the royalty rates for certain Licensed Systems as specified below.

         NOW, THEREFORE, the parties agree as follows:

1. Paragraph 3.2.1 *** of EXHIBIT O ("Royalty Payments And Other Fees") of the Agreement is hereby amended to read in its entirety as follows:

         "3.2.1 ***

2. All other terms and condition of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 6 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                              Peerless:

ADOBE SYSTEM INCORPORATED                           PEERLESS SYSTEMS CORPORATION

By: /s/ GLORIA T. CHEN                              By: /s/ HOWARD J. NELLOR

Name: Gloria T. Chen                                Name: Howard J. Nellor

Title: V.P. Worldwide Sales Operations              Title: President & CEO

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

Date: 5/20/03                                       Date: May 8, 2003